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                                                                    Exhibit 10.8

                                    AGREEMENT

          This AGREEMENT, dated as of January 28, 2003 (this "Agreement"), is entered into by and among XM Satellite Radio Holdings Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and each of the noteholders of the Company identified on the signature pages hereto (each, a "Noteholder" and, collectively, the "Noteholders"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Note Purchase Agreement (as defined below).

          WHEREAS, the Company, the Company's subsidiary, XM Satellite Radio Inc. ("XM"), each of the Noteholders and certain other investors entered into a Note Purchase Agreement, dated as of December 21, 2002 (the "Note Purchase Agreement"), whereby the Noteholders and certain other investors agreed to purchase the 10% Senior Secured Discount Convertible Notes due 2009 of the Company and XM (the "Notes");

          WHEREAS, pursuant to the Note Purchase Agreement, upon issuance of the Notes, a holder of Notes may convert all or any portion of its Notes into shares of the Company's Class A common stock, par value $.01 per share (the "Class A Common Stock"), at a conversion price of $3.18 per share;

          WHEREAS, the Company has reserved 40,000,000 of the 58,176,100 shares of Class A Common Stock for issuance upon conversion of the aggregate initial value of the Notes;

          WHEREAS, the Company has agreed to seek stockholder approval to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock to 600,000,000 in order to, among other things, enable the Company to reserve additional shares of Class A Common Stock to the extent issuable from time to time upon conversion of the Notes (the "Charter Amendment"); and

          WHEREAS, in order to facilitate the Concurrent Financing Transactions, the parties hereto desire that certain of the Notes not be converted until such stockholder approval has been obtained and the Charter Amendment has become effective.

          NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, agree as follows:

          SECTION 1. AGREEMENT NOT TO CONVERT

          Each Noteholder hereby agrees that it will not seek or attempt to convert the Notes held by it into Class A Common Stock until the sixty-first day following the earlier of: (i) the date of the next shareholder meeting of the Company and (ii) the date that is six months after the Closing Date.

          SECTION 2. SPECIFIC PERFORMANCE

          The parties agree that irreparable damage would occur in the event that any provision of this Agreement was, or is, not performed in accordance with its specific terms or was, or is, otherwise breached. Each Noteholder agrees that, in the event of any breach or threatened breach by such Noteholder of any covenant or obligation contained in this Agreement, the Company shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation,

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and (b) an injunction restraining such breach or threatened breach. Each
Noteholder further agrees that neither the Company nor any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 2, and each Noteholder irrevocably waives any objection to the imposition of such relief or any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

          SECTION 3. ASSIGNMENT; BINDING EFFECT

          This Agreement may not be assigned or delegated by a Noteholder without the prior written consent of the Company, which consent shall not be unreasonably withheld. This Agreement shall be binding upon, and inure to the benefit of, the Noteholders and their respective successors and assigns, and shall be binding upon, and inure to the benefit of, the Company and its successors and assigns; provided, however, that a transferee of a Noteholder that is not an Affiliate of such Noteholder shall not be subject to the provisions of Section 1 hereof with respect to the conversion of any Notes.

          SECTION 4. AMENDMENT AND WAIVER

          This Agreement shall not be amended, altered or modified except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto that will be adversely affected thereby. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Agreement, or any power, right, privilege or remedy of the Company under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          SECTION 5. ENTIRE AGREEMENT

          This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supercede all prior agreements and understandings between the parties with respect thereto.

          SECTION 6. COUNTERPARTS

          This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          SECTION 7. GOVERNING LAW

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

                            [SIGNATURE PAGES FOLLOW]

                                       -2-

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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, or have caused this Agreement to be executed and delivered on their behalf, as of the date first above written.

                     XM SATELLITE RADIO HOLDINGS INC.


                     By:      /s/ Joseph M. Titlebaum
                        -------------------------------------
                     Name: Joseph M. Titlebaum
                           ------------------------------------
                     Title: Senior Vice President, General Counsel and Secretary
                            ----------------------------------------------------

                     NOTEHOLDERS:

                     BLACK BEAR FUND I, L.P.
                     By: Eastbourne Capital Management, L.L.C., its general partner


                     By: /s/ Eric M. Sippel
                        -------------------------------------
                     Name: Eric M. Sippel
                     Title: Chief Operating Officer


                     BLACK BEAR FUND II, L.L.C.
                     By: Eastbourne Capital Management, L.L.C., its manager


                     By: /s/ Eric M. Sippel
                        -------------------------------------
                     Name: Eric M. Sippel
                     Title: Chief Operating Officer

                     BLACK BEAR OFFSHORE MASTER FUND LIMITED
                     By: Eastbourne Capital Management, L.L.C., its investment adviser and attorney in fact


                     By: /s/ Eric M. Sippel
                        -------------------------------------
                     Name: Eric M. Sippel
                     Title: Chief Operating Officer

                   Signature Pages to Agreement Not to Convert

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                     HUGHES ELECTRONICS CORPORATION


                     By:  /s/ Patrick T. Doyle
                        -------------------------------------
                     Name: Patrick T. Doyle
                          -------------------------------------
                     Title: Vice President, Treasurer and Controller
                           -----------------------------------------

                     GEORGE HAYWOOD
                        /s/ George Haywood
                     -------------------------------------


                     NEERA SINGH and RAJENDRA SINGH JTWROS


                     /s/ Neera Singh
                     ----------------------------


                     /s/ Rajendra Singh
                     ----------------------------


                    HERSH RAJ SINGH EDUCATIONAL TRUST


                    /s/ Neera Singh
                    ------------------------------
                    Name:  Neera Singh
                    Title: Trustee


                    /s/ J. T. Westermeier
                    ------------------------------
                    Name: J. T. Westermeier
                    Title: Co-Trustee


                    SAMIR RAJ SINGH EDUCATIONAL TRUST


                    /s/ Neera Singh
                    ------------------------------
                    Name:  Neera Singh
                    Title: Trustee

                    /s/ J. T. Westermeier
                    ------------------------------
                    Name: J. T. Westermeier
                    Title: Co-Trustee

                   Signature Pages to Agreement Not to Convert